UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2023

PCTEL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-27115	77-0364943
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(630) 372-6800

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PCTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on December 15, 2023 of the transaction contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”) by and between PCTEL, Inc., a Delaware corporation (the “Company”), Amphenol Corporation, a Delaware corporation (“Parent”) and Hilltop Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on December 15, 2023, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 1.02	Termination of a Material Definitive Agreement.

As of the effective time of the Merger (the “Effective Time”), the Company Stock Plans (as defined in the Merger Agreement) were terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Immediately prior to the Effective Time, each outstanding option (the “Company Options”) to purchase Shares granted under the Company Stock Plans (as defined in the Merger Agreement), other than any options granted under the Company Stock Purchase Plan, was fully vested and cancelled, in exchange for an amount in cash equal to the product of (i) the total number of Shares subject to such cancelled Company Option, multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Share subject to such cancelled Company Option, without interest and less the amount of any required tax withholdings. Any Company Option with respect to which the exercise price per Share subject thereto was equal or greater than the Merger Consideration was cancelled in exchange for no consideration.

Immediately prior to the Effective Time, (i) each outstanding award of Shares that was subject to vesting or a risk for forfeiture granted pursuant to a Company Stock Plan (each, a “Restricted Stock Award”) was fully vested, with each Restricted Stock Award (or portion thereof) that was subject to performance-based vesting conditions being vested at the target level, and (ii) each Share subject to a Restricted Stock Award was converted at the Effective Time into the right to receive the Merger Consideration, without interest and less the amount of any required tax withholdings.

Immediately prior to the Effective Time, (i) each outstanding restricted stock unit award with respect to Shares granted pursuant to a Company Stock Plan (each, an “RSU Award”) was fully vested, with each RSU Award (or portion thereof) that was subject to performance-based vesting conditions being vested at the target level, (ii) each RSU Award was cancelled, and (iii) each holder of any such cancelled RSU Award became entitled to receive a cash payment in an amount equal to the product of (A) the number of vested restricted stock units subject to such RSU Award, multiplied by (B) the Merger Consideration, without interest and less the amount of any required tax withholdings.

The description of the Merger Agreement and the Merger contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K/A, filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 17, 2023, and is incorporated by reference herein.

The information set forth in the Introductory Note, Item 1.02, Item 3.01, Item 3.03, Item 5.01, 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified the Nasdaq Global Select Market (“Nasdaq”) on December 15, 2023 that, effective on that date, each share of Common Stock issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive the Merger Consideration. As a result, it is expected that all shares will be removed from trading on the Nasdaq following the close of trading on December 15, 2023. On December 15, 2023, the Surviving Corporation requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of Common Stock from Nasdaq and the deregistration of Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”). In addition, the Surviving Corporation intends to file a Form 15 with the SEC requesting the termination of registration of Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Common Stock.

The information set forth above in the Introductory Note, Item 1.02, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

Upon the Effective Time, each holder of Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company (other than the rights of holders of Common Stock to receive the Merger Consideration).

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Surviving Corporation became a wholly owned subsidiary of Parent.

The information set forth above in the Introductory Note, Item 1.02, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, each of Cindy K. Andreotti, Gina Haspilaire, Cynthia A. Keith, Steven D. Levy, David A. Neumann, Anthony R. Rossabi, and M. Jay Sinder were removed from the Board of Directors of the Company (the “Board”) and from any and all committees of the Board on which they served and ceased to be directors of the Company, and the directors of Merger Sub immediately prior to the Effective Time were appointed as directors of the Company.

At the Effective Time, pursuant to the Merger Agreement, each executive officer of the Company as of immediately prior to the Effective Time, ceased to be an executive officer of the Company. At the Effective Time, each of David Neumann, Craig A. Lampo, Michael Ivas, Lance E. D’Amico, David Silverman, Gary Voccio, Mark Turner, and Stephen Dorrough became the executive officers of the Company.

The information set forth above in the Introductory Note, Item 1.02, Item 2.01, Item 3.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the consummation of the Merger, effective as of the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated in their entirety. A copy of the Amended and Restated Certificate of Incorporation of PCTEL, Inc. and the Amended and Restated Bylaws of PCTEL, Inc. are filed herewith as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

The information set forth above in the Introductory Note, Item 1.02, Item 2.01, Item 3.01, Item 3.03, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On December 15, 2023, the Company issued a press release announcing the consummation of the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 8.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 13, 2023, by and among PCTEL, Inc., Amphenol Corporation and Hilltop Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K/A filed by PCTEL, Inc. on October 17, 2023).

3.1	Amended and Restated Certificate of Incorporation of PCTEL, Inc., dated December 15, 2023.

3.2	Amended and Restated Bylaws of PCTEL, Inc., as adopted on December 15, 2023.

99.1	Press Release issued by PCTEL, Inc. on December 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCTEL, INC.

Date: December 15, 2023	By:	/s/ David Neumann
	Name:	David Neumann
	Title:	President and General Manager